Exhibit 99.1

INVESTOR PRESENTATION 20 16 Third Quarter Nasdaq: MYRG

Forward - Looking Statements Various statements in this communication, including those that express a belief, expectation, or intention, as well as those tha t are not statements of historical fact, are forward - looking statements. The forward - looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward - lo oking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook, ” “ plan,” “project,” “likely,” “unlikely,” “possible,” “potential,” “should” or other words that convey the uncertainty of future events or outcomes. The fo rwa rd - looking statements in this communication speak only as of the date of this communication; we disclaim any obligation to update these statements (un les s required by securities laws), and we caution you not to rely on them unduly. We have based these forward - looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently sub ject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to pre dict and many of which are beyond our control. No forward - looking statement can be guaranteed and actual results may differ materially from those projected . Forward - looking statements in this communication should be evaluated together with the many uncertainties that affect MYR Group’s business, p art icularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10 - K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10 - Q or Current Reports on Form 8 - K. MYR Group Inc. Contact : Betty R. Johnson, Chief Financial Officer, 847 - 290 - 1891, investorinfo@myrgroup.com Investor Contact : Kristine Walczak , Dresner Corporate Services, 312.726.3600, kwalczak@dresnerco.com Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix │ Page 2 Investor Presentation │ November │ © 2016MYRGROUPINC . SAFE HARBOR STATEMENT

Company Overview Strategy Market Overview Financial Performance Investment Outlook Appendix │ Page 3 Investor Presentation │ November │ © 2016MYRGROUPINC . TABLE OF CONTENTS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

│ Page 4 Investor Presentation │ November │ ©2016MYRGROUPINC. MYR: A MARKET LEADER POSITIONED FOR GROWTH Strong Market Position x Leader in Transmission & Distribution (T&D) – national x Growing presence in Commercial and Industrial (C&I) – regional x Broad geographic footprint with a strong presence in key growth markets x Network of more than 4,500 highly skilled employees that have built long - standing customer relationships across North America Favorable Industry Dynamics Support Growth x Current and planned spending by utilities and transmission developers remain at historic highs x Competitive transmission solicitations spurred by the FERC 1000 ruling x Growing need for additional transmission to deliver new generation of natural gas and renewable energy resources to load centers x Capitalize on federal and state programs for added infrastructure spending Numerous Competitive Differentiators x Superior performance on key operating metrics (safety, utilization, service/customer responsiveness) x Large, modern, centralized fleet, including extensive specialized equipment Solid Financial Performance x Growing revenues x Top performer with respect to return on investment metrics x Stable balance sheet to support growth Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

Transmission & Distribution T&D Commercial & Industrial C&I │ Page 5 • Transmission up to 765kV • Overhead Distribution • Underground Distribution • Foundations & Caissons • Directional Boring • Substation & Collector Systems • EPC Services • PCS / Cellular Towers • Emergency Storm Response • Fiber Optics • Underground Gas Distribution • Educational / Medical Centers • Airports / Airfield Lighting • Data Centers • Bridge , Roadway, Tunnel Lighting • Government & Office Buildings • Building Automation & Controls • Telecommunications • Transportation / Traffic Signalization • Voice, Data & Video Systems • Industrial Facilities • Water & Wastewater Treatment Plants • Renovations and Major Additions • Technical Services • Power Plant Electrical Construction Investor Presentation │ November │ ©2016MYRGROUPINC. COMPREHENSIVE NORTH AMERICAN SERVICE OFFERINGS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $150 $158 $170 $180 $244 $267 $- $100 $200 $300 $400 2010 2011 2012 2013 2014 2015 Millions C&I Revenue C&I Revenue 12.3% CAGR $448 $622 $829 $722 $700 $795 $- $200 $400 $600 $800 $1,000 2010 2011 2012 2013 2014 2015 Millions T&D Revenue T&D Revenue 12.2% CAGR

Leverage MYR’s market leading position and three - pronged approach to deliver higher growth and higher value │ Page 6 Investor Presentation │ November │ ©2016MYRGROUPINC. FUTURE GROWTH AND VALUE CREATION OPPORTUNITIES Organic Growth Strategic Acquisitions Prudent Capital Return Expand in new and existing markets that align with MYR’s core capabilities Continue to evaluate targeted, strategic acquisitions to expand business and hone operating expertise Recently approved a $20 million increase to share repurchase program • Strategic expansion of MYR’s geographic footprint into new markets • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long - term customer relationships Organic Growth • Search for and evaluate strategic opportunities that achieve long - term growth objectives and leverage our core capabilities • Focus on acquisitions that meet clear, long - term return thresholds and are compatible with MYR’s own values and culture • Focus on integration of processes, people, technology and equipment Strategic Acquisitions • Active share buyback program • As of 07/12/16, a total of 6,024,978 shares have been repurchased at an average price of $23.64 per share, exhausting the remaining availability under the Repurchase Program • Increased capacity by $20 million to $162.5 million and modified provisions to accelerate pace of share repurchases in July 2016. These additional funds are to be used to repurchase shares of MYR’s common stock albeit at a less aggressive pace than pursued during the first half of 2016 Prudent Capital Return Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

MYR Group’s Strong Competitive Advantage x A dded 16 new locations from 2015 - 2016, including 8 locations added through three acquisitions x Modern fleet reduces downtime and protects our competitive edge x Centrally managed fleet allows for greater utilization and leverage of resources to effectively service nationwide footprint x Fleet investments increase our resource base to execute projects of all sizes and complexity │ Page 7 Investor Presentation │ November │ ©2016MYRGROUPINC. New Organic C&I Locations: Las Vegas, NV Monument, CO Seattle, WA Chino, CA Corpus Christi, TX Topeka, KS Winnipeg, Manitoba Beckley, WV New Organic T&D Locations: Office Locations MYR NORTH AMERICAN COVERAGE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix New Acquired C&I Locations: Westbrook, ME Coquitlam, BC, Canada Vancouver, BC, Canada Nisku, AB, Canada Winnipeg, MB, Canada Auburn, ME Bloomfield , CT Morgan , UT New Acquired T&D Locations: 2015 - 2016 Acquired Office Expansion 2015 - 2016 MYR Group Organic Office Expansion Existing MYR Group Offices KEY TO OFFICE LOCATIONS

│ Page 8 • As of July 12, 2016, a total of 6,024,978 shares were repurchased at an average price of $23.64 per share exhausting the remaining availability under the Repurchase Program. • On July 28, 2016 the Board approved an extension of the Repurchase Program to August 15, 2017 and authorized and additional $20.0 million bringing the total amount authorized under the program to $162.5 million. Investor Presentation │ November │ ©2016MYRGROUPINC. EXECUTING ON MYR’S CAPITAL RETURN STRATEGY Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $0.8 $9.8 $5.1 $1.8 $ - $6.9 $18.3 $26.7 $67.6 $5.5 $10.5 $15.6 $17.5 $17.5 $24.3 $42.7 $69.4 $137.0 $142.5 21.3 20.8 20.8 20.8 20.9 20.6 19.4 18.2 16.1 16.1 0.0 5.0 10.0 15.0 20.0 25.0 $- $20 $40 $60 $80 $100 $120 $140 $160 2014-Q2 2014-Q3 2014-Q4 2015-Q1 2015-Q2 2015-Q3 2015-Q4 2016-Q1 2016-Q2 2016-Q3 Millions Share Repurchase Activity Qtr $ Cumulative $ Total Shares Out. on Filing Date $75 mil increase to program in Q1 2016 - Implemented a new purchasing price grid on 3/8/16 to accelerate stock repurchases until exhausted in July 2016.

│ Page 9 Investor Presentation │ November │ ©2016MYRGROUPINC. Geographic Expansion Enhance End Market Exposure Service Offering Expansion Grow Skilled Workforce 2015 - 2016 ACQUISITIONS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix • Expands presence in the western and midwestern U.S. electric T&D market • Establishes office in Morgan, UT • Full - service high voltage electrical contractor • Offers full - range of capabilities related to transmission, distribution and substation construction • Strengthens position to capture new T&D projects and clients throughout the West and Midwest • Extensive experience in the high voltage electrical construction industry • Expands presence in the northeastern U.S . electrical market • Establishes offices in Westbrook, ME and Auburn, ME • Strengthens electric T&D footprint in the northeast region • Significant substation expertise • Establishes C&I offering in the region • Strengthens position in the northeast, a region with excellent near and long - term growth potential • Highly experienced management team and skilled workforce • Expands presence in the central and western regions of Canada • Establishes offices in Coquitlam, BC, Vancouver, BC, and Nisku, AB • Establishes a C&I and substation presence in the regions served • Significant transportation and hospital construction experience • Specializes in government and office buildings, including renovations and tenant build - out • Strengthens position across the central and western regions of Canada • Highly experienced management team and skilled workforce April 2015 November 2015 October 2016

│ Page 10 Source: U.S. Department of Energy | August 2015 Transmission Data Review Miles of Planned Transmission Lines Expected to be completed by 2019 “Planned […] refers to projects where: (a ) Permits have been approved (b ) A design is complete, or (c ) The project is necessary to meet a regulatory requirement” Investor Presentation │ November │ ©2016MYRGROUPINC. T&D MARKET CONDITIONS REMAIN FAVORABLE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

│ Page 11 Source: The C Three Group, 2016 North American Electric Distribution Market Forecast 2008 - 2020, September 2016 Historical and Projected Transmission Investment (Nominal Dollars) Source: EEI Actual and Planned Transmission Investments By Investor - Owned Utilities (2009 - 2018) Oct. 2015 “The nation’s investor - owned electric companies have invested a record $19.5 billion in electric transmission infrastructure in 2014. EEI members are projected to spend a total of $85 billion over the forecast period.” Transmission spending by electrical utilities driven by System Reliability Aging Electric Grid Connecting Renewables Plant Retirements Investor Presentation │ November │ ©2016MYRGROUPINC. T&D MARKET CONDITIONS REMAIN FAVORABLE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix U.S . investor - owned utilities project there should be a continued uptick from 2016 to 2017, and this growth should remain relatively constant for the remainder of the decade . Drivers for additional distribution spending Reliability Upgrades Aging Infrastructure Storm Hardening Housing Starts

Dodge Momentum Index – by McGraw - Hill Construction - 12 month leading indicator of construction spending for nonresidential building - 91% correlation between construction planning reports and the US Commerce Department’s Put in Place spending over the past 10 years Dodge Momentum Index The Dodge Momentum Index rose to 133.6 (2000=100) in October, up 4.1% from its September reading of 128.3 according to Dodge Data & Analytics. The commercial component of the Momentum Index rose 6.1% in October, and is 20% above last year. Meanwhile, the institutional index increased 1.4% in the month, and is now 10% higher than one year ago. Source : McGraw Hill Construction Press Release November 7, 2016 C&I’s Strong $183.7MM Backlog is Driven by: Hospitals Data Centers Airport Projects Transportation Work Aerospace Water / Waste Water Upgrades │ Page 12 Investor Presentation │ November │ ©2016MYRGROUPINC. C&I MARKET IS GROWING… Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Associated General Contractors of America: “Private nonresidential spending decreased 1.0% for the month but rose 7.8% year - to - date. Public construction spending declined 0.9% from a month before bringing the first nine months of 2016 combined down 2.2% from the same period in 2015 . Overall construction spending for the first nine - months of 2016 compared to 2015, remains positive with an increase of 4.4%. ” Source: AGC Newsroom • November 1, 2016

│ Page 13 Investor Presentation │ November │ ©2016MYRGROUPINC. STRONG LONG - TERM FINANCIAL PERFORMANCE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $597 $780 $999 $903 $944 $1,062 $1,070 $- $200 $400 $600 $800 $1,000 $1,200 2010 2011 2012 2013 2014 2015 2016 Q3 LTM Millions Revenue by Work Type Trans. Dist. C&I 10.7% CAGR $386 $398 $409 $434 $398 $411 $425 $451 $435 $475 $621 $0 $100 $200 $300 $400 $500 $600 $700 1 2 3 4 1 2 3 4 1 2 3 2014 2015 2016 Millions Backlog Backlog 20.9% CAGR $43 $49 $81 $85 $92 $83 $73 $- $20 $40 $60 $80 $100 2010 2011 2012 2013 2014 2015 2016 Q3 LTM Millions EBITDA Trend EBITDA 9.7% CAGR $0.78 $0.87 $1.60 $1.61 $1.69 $1.30 $1.08 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2010 2011 2012 2013 2014 2015 2016 Q3 LTM Diluted EPS Diluted EPS 5.8% CAGR * Financial performance information does not include Western Pacific Enterprises Ltd. since the transaction did not close unt il October 2016

Source : S&P Capital IQ │ Page 14 Investor Presentation │ November │ ©2016MYRGROUPINC. Three - pronged approach to capital allocation – including investing in organic growth, strategic acquisitions and capital returns – has driven strong financial performance Successful Execution of Strategy Expects increased free cash flow resulting from new financing activities to be used to support growth initiatives and share repurchase program Invested in specialty equipment which contributed to organic top - line revenue growth and supports future organic and acquisition growth INVESTMENT IN CAPEX SUPPORTED GROWTH INITIATIVES Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $21.9 $42.3 $37.2 $42.7 $39.0 $46.6 $21.8 0.0% 5.0% 10.0% 15.0% 20.0% $0 $25 $50 2010 2011 2012 2013 2014 2015 2016 Q3 LTM Millions CAPEX Investment CAPEX Spend CAPEX % of Rev

• Little off - balance - sheet leverage • Limited goodwill • Modest Debt Leverage • Strong liquidity position • Substantial bonding capacity │ Page 15 Investor Presentation │ November │ ©2016MYRGROUPINC. BALANCE SHEET STRENGTH TO SUPPORT ADDITIONAL GROWTH AND SHARE REPURCHASES Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $(100) $(50) $- $50 $100 $150 $200 $250 $300 2010 2011 2012 2013 2014 2015 2016 Q3 Millions Total Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity $4.71 $5.59 $6.48 $7.52 $9.30 $11.11 $12.58 $12.90 $11.80 $- $2 $4 $6 $8 $10 $12 $14 $16 2008 2009 2010 2011 2012 2013 2014 2015 2016 Tangible Book Value Per Diluted Share

PEER GROUP SEGMENT INFORMATION Source : S&P Capital IQ | LTM 2016 │ Page 16 Investor Presentation │ November │ © 2016MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix MYR Group Quanta Willbros MasTec EMCOR ($ in Millions) LTM Revenue & YOY Growth % Electric T&D 769.3$ -2.0% 4,860.0$ -3.0% 410.3$ 9.4% 354.9$ -14.1% C&I 300.7$ 17.2% 3,811.8$ 8.4% All Other Segments 2,587.6$ -3.8% 374.6$ -43.8% 4,465.3$ 11.7% 3,567.6$ 13.7% LTM Revenue 1,070.0$ 2.7% 7,447.6$ -3.3% 785.0$ 10.6% 4,820.2$ 9.2% 7,379.4$ 10.9% Electric T&D Comparison % of Total Revenue 71.9% 65.3% 52.3% 7.4% 0.0% Operating Income (T&D) 56.5$ 7.3% 370.6$ 7.6% (3.2)$ -0.8% (92.8)$ -26.1% -$ C&I Comparison % of Total Revenue 28.1% 0.0% 0.0% 0.0% 51.7% Operating Income (C&I) 13.7$ 4.6% -$ -$ -$ 168.0$ 4.4% Refer to appendix for public filing information and groupings Note: Figures represent LTM most recent company filings as of 11/07/16

│ Page 17 Revenue growth includes expansion into new geographic territories, through organic and acquisition growth – see new locations on page 7 Since going public in August 2008, MYR has had no loss quarters, goodwill impairment charges or extraordinary losses Investor Presentation │ November │ ©2016MYRGROUPINC. PEER GROUP PERFORMANCE COMPARISON Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Source : S&P Capital IQ - NM (Not Meaningful) reflects negative returns and is ignored for comparison purposes 4.2% 3.0% 2.6% 1.3% NM 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% EME MYRG PWR MTZ WG Pretax Margin % (LTM) 10.9% 10.6% 9.2% 2.7% - 3.3% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% EME WG MTZ MYRG PWR LTM Revenue Growth % YOY 2.86x 2.67x 2.34x 1.49x 1.03x 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 MTZ EME MYRG PWR WG Market to Book Value

Source : S&P Capital IQ - NM (Not Meaningful) reflects negative returns and is ignored for comparison purposes. 3 year average is from September 2014 – September 2016 │ Page 18 Good, consistent steward of capital MYR continues to be a top performer with respect to return on investment metrics Investor Presentation │ November │ ©2016MYRGROUPINC. THREE - PRONGED STRATEGY HAS RESULTED STRONG FINANCIAL METRICS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix 13.4% 12.0% 6.1% 3.9% NM 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% EME MYRG PWR MTZ WG 3 - Year Average ROIC 11.9% 9.5% 7.5% 5.2% NM 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% EME MYRG PWR MTZ WG 3 - Year Average ROE 5.5% 5.3% 5.1% 1.7% NM 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% MYRG PWR EME MTZ WG 3 - Year Average ROA

│ Page 19 Investor Presentation │ November │ ©2016MYRGROUPINC. DELIVERING STRONG RETURNS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix • MYR closed on its 144A private placement in December 2007; approximately 17.8 million shares of stock were sold at $ 13.00/share to qualified institutional buyers. MYR traded on FBR’s 144A portal from that date until it went public on August 12, 2008. The trading volume in the first month of going public was approximately 5.2 million shares and the closing prices ranged from $14.50/share to $16.60/share. Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ WG 12/26/2007 13.00$ 24.81$ 27.02$ 10.48$ 39.79$ 11/18/2016 36.84$ 69.87$ 31.92$ 35.50$ 2.26$ Dividend Adjusted Stock Return 183.4% 181.6% 18.1% 238.7% -94.3%

• Solid execution of corporate strategy has solidified MYR Group’s position as a market leader in large transmission line construction Proven Strategy Execution • Executive Management average 32 years of industry experience Experienced Management • Regulatory environment supports growth and numerous market analysts expect escalated spending through year 2020 Positive Industry Outlook • Opportunities for organic, vertical, horizontal and geographic growth Favorable Growth Prospects • Strong equity base provides capacity to add leverage for additional potential acquisitions, organic growth and share repurchases Strong Financial Position • Centralization allows for greater efficiency and leverage of company resources Centralized Fleet and Corporate Operations │ Page 20 Investor Presentation │ November │ ©2016MYRGROUPINC. INVESTMENT OUTLOOK Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

Appendix │ Page 21 Investor Presentation │ November │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

│ Page 22 Investor Presentation │ November │ ©2016MYRGROUPINC. CORPORATE GOVERNANCE OVERVIEW EXPERIENCED BOARD WITH INDEPENDENT OVERSIGHT STRONG CORPORATE GOVERNANCE PRACTICES ▪ 9 of 10 Directors are independent ▪ 6 of 10 Directors have significant energy / utility experience ▪ Robust lead independent Director role ▪ Audit, Compensation and Nominating / Governance committees comprised solely of independent directors ▪ 3 New independent Directors added to the Board in last two years ▪ Separate executive sessions of Independent Directors ▪ Annual Board evaluations ACCOUNTABILITY & RESPONSIVENESS ▪ h ▪ Board adopted majority voting in December of 2015 based on input from shareholders ▪ Proactive investor relations outreach to ensure active, ongoing engagement Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix ▪ Majority voting standard for Directors in uncontested elections ▪ No shareholder rights plan in place ▪ Effective executive compensation best practices ▪ Majority of CEO Compensation is performance based

EXPERIENCED MANAGEMENT TEAM Experienced management team that averages more than 22 years with MYR Group and approximately 32 years in our industry Strong corporate culture focused on customer service and safety Invested in management team for the successful execution of large, multi - year projects │ Page 23 Investor Presentation │ November │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Name Job Title Years With MYR Years Industry Experience William A. Koertner President and Chief Executive Officer 18 38 Betty R. Johnson Senior VP, Chief Financial Officer and Treasurer 16 27 Richard S. Swartz Executive VP and Chief Operating Officer 34 34 Gerald B. Engen, Jr. Senior VP, Chief Legal Officer and Secretary 16 33 Tod M. Cooper Senior VP 25 27

MYR GROUP SERVICES Transmission Renewables Distribution Traffic Signalization Telecommunications Substation Foundations Industrial Storm Restoration EPC Commercial Smart Grid │ Page 24 Investor Presentation │ November │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

MYR GROUP CUSTOMER SAMPLE │ Page 25 Investor Presentation │ November │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

$31 $24 $10 $43 $16 $14 $31 $41 $15 $13 $8 $5 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD Millions Storm Revenue Storm Revenue Average $20.9MM EMERGENCY RESPONSE REVENUE 2005 – Katrina 2008 – Gustav 2008 – Ike 2011 – Irene 2011 – NE Snowstorm 2012 - Sandy │ Page 26 Investor Presentation │ November │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Record revenues in 2015 despite minimal storm revenues

EBITDA RECONCILIATION │ Page 27 Investor Presentation │ November │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix ($ In Millions, Except Per Share Amounts)* FY LTM 2010 2011 2012 2013 2014 2015 9/30/2016 9/30/2015 Net Income 16.1$ 18.3$ 34.3$ 34.8$ 36.5$ 27.3$ 19.5$ 35.5$ Interest Expense, net 1.0 0.5 0.8 0.7 0.6 0.7 1.0$ 0.7 Provision for Income Taxes 9.3 10.8 20.4 20.1 21.4 17.0 12.8$ 21.1 Depreciation and Amortization 16.3 19.5 25.2 29.2 33.5 38.0 39.4$ 36.6 EBITDA 42.7$ 49.1$ 80.7$ 84.8$ 92.0$ 83.0$ 72.8$ 94.0$ Diluted Weighted Average Shares Outstanding 20.8 21.0 21.2 21.4 21.5 21.0 18.5 21.2 EBITDA per Diluted Share 2.05$ 2.34$ 3.80$ 3.96$ 4.29$ 3.95$ 3.93$ 4.44$ Revenue 597.1$ 780.4$ 999.0$ 902.7$ 944.0$ 1,061.7$ 1,070.0$ 1,041.5$ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization. EBITDA Margin 7.15% 6.29% 8.08% 9.39% 9.75% 7.82% 6.80% 9.03% Note: LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four.

FINANCIAL RATIO DEFINITIONS │ Page 28 S&P Capital IQ Disclaimer of Liability Notice . This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. Investor Presentation │ November │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix LTM Diluted EPS + LTM Interest expense (income), net, per diluted share + LTM Provision for income taxes per diluted share + LTM Depreciation and amortization per diluted share = LTM EBITDA per Diluted Share EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) ÷ Revenue = EBITDA Margin LTM EBT (Earnings before Taxes excluding Discontinued Ops.) ÷ LTM Revenue = Pretax Margin % LTM (LTM Revenue Current / LTM Revenue Prior) - 1 = LTM Revenue Growth % YOY Cash used in purchasing property and equipment (5 years) ÷ Revenue (5 years) = 5-Year CAPEX Investment % of Revenue EBIT (Earnings Before Interest, Taxes) * (1-Effective Tax Rate) ÷ [Book Value (Total Stockholders Equity) + Net Debt] @ beginning of LTM = Return on Invested Capital LTM Net Income (including discontinued operations & minority interests) ÷ Total Stockholders Equity @ beginning of LTM = Return on Equity LTM Net Income (including discontinued operations & minority interests) ÷ Total Assets @ beginning of LTM = Return on Assets Market Capitalization (S&P Capital IQ as of 11/21/16) ÷ Book Value (total stockholders' equity) = Market to Book Value Net cash flow from operating activities - Cash used in purchasing property and equipment = Free Cash Flow (Stockholders Equity - Goodwill - Intangibles) ÷ Weighted Average Diluted Shares Outstanding (QTR) = Tangible Book Value per Diluted Share

PEER GROUP SEGMENT INFORMATION EXHIBIT │ Page 29 Investor Presentation │ November │ ©2016MYRGROUPINC. NOTE: Presentation groupings were created for comparison purpose of similar market segments. However, all companies do not classify their markets consistently. Please reference the following appendix pages for market segment details from the respective public company’s most recent public filings. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Public Filing Segment Description Presentation Groupings MYR Group General Corporate Electric T&D Transmission and Distribution (T&D) Electric T&D Commercial and Industrial (C&I) C&I EMCOR United Kingdom Building Services C&I United States Electrical Construction and Facilities Services C&I Less Intersegment Revenues Corporate / Other United States Mechanical Construction and Facilities Services Facility / HVAC United States Building Services C&I United States Industrial Services Oil & Gas MasTec Other Corporate / Other Communications Telecom Oil and Gas Oil & Gas Electrical Transmission Electric T&D Power Generation and Industrial C&I Eliminations Corporate / Other Quanta Electric Power Infrastructure Electric T&D Oil and Gas Infrastructure Oil & Gas Willbros Utility T&D Electric T&D Eliminations Corporate / Other Oil & Gas Oil & Gas Canada C&I

PEER GROUP SEGMENT DESCRIPTIONS │ Page 30 MYR GROUP 10. Segment Information MYR Group is a specialty contractor serving the electrical infrastructure market in the United States and parts of Canada. The Co mpa ny has two reporting segments, each a separate operating segment, which are referred to as T&D and C&I. Performance measurement and resource allocation for the reporting segments are based on many factors. The primar y f inancial measures used to evaluate the segment information are contract revenues and income from operations, excluding general corporate expenses. General corporate expenses include corporate facility and staff ing costs, which includes safety, professional fees, management fees, and intangible amortization. The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies in the Company’s Annual Report on Form 10 - K for the year ended December 31, 2015. Transmission and Distribution: The T&D segment provides a broad range of services on electric transmission and distribution networks and substation faciliti es , which include design, engineering, procurement, construction, upgrade, and maintenance and repair services, with a particular focus on construction, maintenance and repair. T&D services i ncl ude the construction and maintenance of high voltage transmission lines, substations and lower voltage underground and overhead distribution systems. The T&D segment also provides emergency restoration services in respon se to hurricane, ice or other storm - related damage. T&D customers include investor - owned utilities, cooperatives, private developers, government - funded utilities, independent power producers, independent transmission companies, industrial facility owners and other contractors. Commercial and Industrial: The C&I segment provides services such as the design, installation, maintenance and repair of commercial and industrial wirin g, installation of traffic networks and the installation of bridge, roadway and tunnel lighting. Typical C&I contracts cover electrical contracting services for airports, hospitals, data centers, hotel s, stadiums, convention centers, manufacturing plants, processing facilities, waste - water treatment facilities, mining facilities, office buildings, high density residential housing and transportation control and management systems. C&I seg ment services are generally performed in the western and northeastern United States. (Form 10 - Q, filed 11/02/2016) Quanta 1. BUSINESS AND ORGANIZATION Quanta Services, Inc. (Quanta) is a leading provider of specialty contracting services, offering infrastructure solutions pri mar ily to the electric power and oil and gas industries in the United States, Canada and Australia and select other international markets. Quanta reports its results under two reportable segments: (1) Electric Power Infrastructure Service s and (2) Oil and Gas Infrastructure Services. Electric Power Infrastructure Services Segment The Electric Power Infrastructure Services segment provides comprehensive network solutions to customers in the electric powe r i ndustry. Services performed by the Electric Power Infrastructure Services segment generally include the design, installation, upgrade, repair and maintenance of electric power transmission and distribution infrastruct ure and substation facilities along with other engineering and technical services. This segment also provides emergency restoration services, including the repair of infrastructure damaged by inclement weather, the energized i nst allation, maintenance and upgrade of electric power infrastructure utilizing unique bare hand and hot stick methods and Quanta’s proprietary robotic arm technologies, and the installation of “smart grid” technologies on ele ctr ic power networks. In addition, this segment designs, installs and maintains renewable energy generation facilities, consisting of solar, wind and certain types of natural gas generation facilities, and related switchya rds and transmission infrastructure to transport power to demand centers. To a lesser extent, this segment provides services such as the construction of electric power generation facilities, the design, installation, maintenance and re pair of commercial and industrial wiring, installation of traffic networks, the installation of cable and control systems for light rail lines and limited ancillary telecommunication infrastructure services. Oil and Gas Infrastructure Services Segment The Oil and Gas Infrastructure Services segment provides comprehensive network solutions to customers involved in the develop men t and transportation of natural gas, oil and other pipeline products. Services performed by the Oil and Gas Infrastructure Services segment generally include the design, installation, repair and maintenance of pipeline tr ans mission and distribution systems, gathering systems, production systems and compressor and pump stations, as well as related trenching, directional boring and automatic welding services. In addition, this segment’s servic es include pipeline protection, integrity testing, rehabilitation and replacement and fabrication of pipeline support systems and related structures and facilities. Quanta also serves the offshore and inland water energy markets, prima ril y providing services to oil and gas exploration platforms, including mechanical installation (or “hook - ups”), electrical and instrumentation, pre - commissioning and commissioning, coatings, fabrication, pipeline construction, integrity services and marine asset repair. To a lesser extent, this segment designs, installs and maintains fueling systems, as well as water and sewer infrastructure. (Form 10 - Q, filed 11/08/2016) Investor Presentation │ November │ ©2016MYRGROUPINC. The following excerpts are descriptions of market segments taken from the most recent company filings containing detailed market segment information: Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

PEER GROUP SEGMENT DESCRIPTIONS │ Page 31 Willbros Business Segments Willbros has three operating segments: Oil & Gas , Utility T&D and Canada . Our segments are comprised of strategic businesses that are defined by the industries or geographic regions they serve. Eac h i s managed as an operation with established strategic directions and performance requirements. Our Oil & Gas segment provides construction, maintenance and lifecycle extension services to the midstream markets. These services include pi peline construction to support the transportation and storage of hydrocarbons, including gathering, lateral and main - line pipeline systems, as well as, facilities construction such as pump s tations, flow stations, gas compressor stations and metering stations. In addition, the Oil & Gas segment provides integrity construction, pipeline systems maintenance, new tank construction and tank repair and maintenance se rvices to a number of different customers. Our Utility T&D segment provides a wide range of services in electric and natural gas transmission and distribution, including comprehensive en gineering, procurement, maintenance and construction, repair and restoration of utility infrastructure. Our Canada segment provides construction, maintenance and fabrication services, including integrity and supporting civil work, pipeline co nstruction, general mechanical and facility construction, API storage tanks, general and modular fabrication, along with electrical and instrumentation projects serving the Canadian energ y a nd water industries. (From 10 - Q, filed 10/28/2016) MasTec Segment Discussion MasTec manages its operations under five operating segments, which represent MasTec’s five reportable segments: (1) Communications; (2) Oil and Gas; (3) Electrical Transmission; (4) Power Generation and Industrial and (5) Other. This structure is generally focused on broad end - user markets for MasTec’s labor - based construction services. All five reportable segments derive their revenue from the engineering, installation and maintenance of infrastructure, primarily in North America. The Communications segment performs engineering, construction, maintenance and customer fulfillment activities related to com mun ications infrastructure primarily for wireless and wireline/fiber communications and install - to - the - home customers, and, to a lesser extent, distribution infrastructure for electrical utilities, among others. MasTec performs engineering, construction and maintenance services on oil and natural gas pipelines and processing facilities for the energy and utilities industries through its Oil a nd Gas segment. The Electrical Transmission segment primarily serves the energy and utility industries through the engineering, construction and maintenance of electrical transmission lines and substations. The P ower Generation and Industrial segment primarily serves energy, utility and other end - markets through the installation and construction of conventional and renewable power facilities, related electrical t ransmission infrastructure, ethanol/biofuel facilities and various types of industrial infrastructure. The Other segment includes equity investees and other small business units that perform construction and other services for a variety of international end - markets. (Form 10 - Q, filed 11/03/2016) Investor Presentation │ November │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

PEER GROUP SEGMENT DESCRIPTIONS │ Page 32 Investor Presentation │ November │ ©2016MYRGROUPINC. EMECOR NOTE 13 Segment Information We have the following reportable segments which provide services associated with the design, integration, installation, start - up , operation and maintenance of various systems: (a) United States electrical construction and facilities services (involving systems for electrical power transmission and distribution; premis es electrical and lighting systems; low - voltage systems, such as fire alarm, security and process control; voice and data communication; roadway and transit lighting; and fiber optic lines); (b) United Sta tes mechanical construction and facilities services (involving systems for heating, ventilation, air conditioning, refrigeration and clean - room process ventilation; fire protection; plumbing, process and high - purity piping; controls and filtration; water and wastewater treatment; central plant heating and cooling; cranes and rigging; millwrighting ; and steel fabrication, erection and welding); (c) United States building services; (d) United States industrial services; and (e) United Kingdom building services. The “United States building services” and “United Kingdom building services” segments prin cipally consist of those operations which provide a portfolio of services needed to support the operation and maintenance of our customers’ facilities, including commercial and government si te - based operations and maintenance; facility maintenance and services, including reception, security and catering services; outage services to utilities and industrial plants; military b ase operations support services; mobile maintenance and services; floor care and janitorial services; landscaping, lot sweeping and snow removal; facilities management; vendor management; call center servic es; installation and support for building systems; program development, management and maintenance for energy systems; technical consulting and diagnostic services; infrastructure and building proj ect s for federal, state and local governmental agencies and bodies; and small modification and retrofit projects, which services are not generally related to customers’ construction programs. The s egm ent “United States industrial services” principally consists of those operations which provide industrial maintenance and services, mainly for refineries and petrochemical plants, including on - site repairs, maintenance and service of heat exchangers, towers, vessels and piping; design, manufacturing, repair and hydro blast cleaning of shell and tube heat exchangers and related equipment; r efi nery turnaround planning and engineering services; specialty welding services; overhaul and maintenance of critical process units in refineries and petrochemical plants; and specialty technical ser vices for refineries and petrochemical plants. (Form 10 - Q, filed 10/27/2016) Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix